UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 12, 2015

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)
North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 31st Avenue SW, Suite 60 Post Office Box 1988 Minot, ND 58702-1988
(Address of principal executive offices, including zip code)
701-837-4738
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
and
Item 7.01. Regulation FD Disclosure.
An earnings release issued by the Registrant on March 12, 2015, regarding financial and operational results for the three and nine months ended January 31, 2015, is attached as Exhibit 99.1, and certain supplemental information regarding the Company's capital analysis, portfolio, tenant analysis and growth and strategy is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
ITEM 9.01Financial Statements and Exhibits
(d)	Exhibits
Exhibit
Number	Description

99.1	Earnings Release issued March 12, 2015, regarding financial and operational results for the three and nine months ended January 31, 2015

99.2	Supplemental information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: March 12, 2015